Exhibit 10.5

                           CONSTRUCTION LOAN AGREEMENT

DATE:                            April 4, 2006
BORROWERS:                       Atlantis Laboratories, Inc.
                                 408 Hall Street
                                 Conroe, Texas 77301

                                 Mark Potter
                                 408 Hall Street
                                 Conroe, Texas 77301

LENDER:                          Klinger Advanced Aesthetics, Inc.
                                 501 Merritt 7, 5th Floor
                                 Norwalk, Connecticut  06851

MAXIMUM LOAN AMOUNT:             $650,000


         THIS CONSTRUCTION LOAN AGREEMENT is entered into as of the date set forth above, by and between Borrowers and Lender, in connection with a construction loan from Lender to Borrowers that is evidenced by a Loan Promissory Note of even date herewith (the "NOTE") made by Borrowers in the amount indicated above (the "LOAN") in favor of Lender or its order. The Note is secured by a Construction Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (the "CONSTRUCTION DEED OF TRUST") creating a lien on the real property legally described on EXHIBIT A attached hereto and incorporated herein by this reference (the "PROPERTY"). The Loan is for the specific purposes set forth on SCHEDULE 1 attached hereto (the "PROJECT").

         NOW, THEREFORE, the parties agree as follows:

         1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the meanings set forth below:

                  1.1 "BUDGET" means a budget or series of budgets that cover all Eligible Costs for the Project that identify the source and use of all funds necessary to pay Eligible Costs; and that have been reviewed and approved, in its sole discretion, by Lender or any third-party consultant retained by Lender to review such Budget prior to any Draws hereunder for construction of the Project.

                  1.2 "CONSTRUCTION DOCUMENTS" means the general construction contract between Borrowers and any general contractor for the rendering of all services and the


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         furnishing  of all  materials  for  the  construction  of the  Project, together with any other or additional construction contracts entered into in connection with the construction of the improvements on the Property, and all subcontracts, Plans and Specifications, and related documents, in all cases satisfactory in form and substance to Lender.

                  1.3  "DRAW"  means  a  disbursement   of  funds  hereunder  in
accordance  with  Section  5  below  and  other  applicable  terms  of the  Loan
Documents.

                  1.4 "DRAW AFFIDAVIT" means the Affidavit for Construction Draw in a form required by Lender that summarizes the status of construction and identifies all unpaid invoices for the Project and sets forth such additional information as Lender may require regarding Eligible Costs, percentage completion, conformance with the applicable Budget, and other information related to the Project

                  1.5 "ELIGIBLE COSTS" means, as applicable, the expenses of improving the Property as set forth in the Budget, including, without limitation: interest payments on the Loan, draw fees, development and construction costs, recording fees, closing and sale costs, and any other costs that Lender may approve in its sole discretion.

                  1.6 "LOAN DOCUMENTS" means the Note, the Deed of Trust, this Agreement, and any other documents evidencing, securing, or otherwise governing the Loan.

                  1.7 "MATURITY DATE" shall have the meaning ascribed to such term in the Note.

                  1.8 "PLANS AND SPECIFICATIONS" means, as applicable, the final development plans and specifications and the full set of engineering and architectural plans and specifications for the construction of the Project, all as reviewed and approved by Lender.

         2. USE OF LOAN PROCEEDS. The proceeds of this Loan will be used for the purposes set forth on SCHEDULE 1 attached hereto and incorporated herein and not for any other purpose. Borrowers shall make requests for Draws available under the Note in accordance with Section 5 below, which shall not at any time to exceed the maximum Loan Amount. Lender will maintain records reflecting the maximum amounts available under the Loan, amounts disbursed, payments received, interest accrued, and other matters related to the Loan, which shall be conclusive evidence of amounts owing thereunder absent manifest error.

         3. CONSTRUCTION LOAN TERMS.

                  3.1 INTEREST AND PAYMENT PROVISIONS. The applicable interest rate, loan term, and other payment provisions shall be as set forth in the Note, as the Note may be amended.

                  3.2 LOAN COSTS. Borrowers shall pay to Lender on demand, all out-of-pocket costs of Lender related to the Loan, including without limitation: title insurance premiums, appraisal fees, recording costs, budget review fees, third-party architect/engineer fees, fees for budget reviews, if any, by third-party consultants, attorneys' fees, and all costs and expenses identified in Section 10.3 below.

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         4.  CONDITIONS  TO CLOSING.  Lender's  obligation to close the Loan and allow any Draws hereunder shall be subject to the satisfaction, at Borrowers' sole cost and expense, of each of the following conditions on or before closing of the Loan and prior to each Draw, or as otherwise required herein:

                  4.1 RECORDING OF DEED OF TRUST. The Construction Deed of Trust and any other documents necessary to perfect Lender's security interest in the Property shall have been recorded in the appropriate jurisdiction and Borrowers shall have paid all recording fees and removed all encumbrances necessary to perfect the Deed of Trust as a first lien on the Property, subject only to the Deed of Trust dated April 4, 2006 by Borrowers to Lender executed and filed in connection with the acquisition of the Property.

                  4.2 TITLE POLICY. After recordation of the Deed of Trust and before any Draw is made hereunder, Borrowers shall have procured an TLTA extended coverage lender's policy of title insurance (or its equivalent) in a form and issued by a title company satisfactory to Lender for the principal amount of the Loan, insuring the Construction Deed of Trust as a first lien on the Property subject only to the Deed of Trust dated April 4, 2006 by Borrowers to Lender executed and filed in connection with the acquisition of the Property, without exception for mechanics' or materialmen's liens. The final policy shall be subject only to such exceptions as may be approved in writing by Lender and include such endorsements as Lender may require. No work of any character is to be commenced or materials delivered before such title policy is furnished to Lender and Lender has advised Borrowers that such policy has been received and is acceptable to Lender, except to the extent that any title policy or endorsement provided to Lender insures the lien priority of Lender's deed of trust despite any such prior work and without exception for mechanics' or materialmen's liens. The intention of the parties hereto is that the Construction Deed of Trust is and shall continue to be prior to any labor or materialmen's liens. If any material is delivered or work performed before Lender has received such policy, and exceptions for mechanics' or materialmen's liens appear in the final policy, Lender may, at its option, refuse to make any Draws hereunder other than to pay all expenses incurred in connection with the Loan and proceed to exercise any and all remedies available to Lender under the Loan Documents upon the occurrence of an Event of Default.

                  4.3 PLANS/PERMITS. Borrowers shall have provided Lender with a complete set of Plans and Specifications for the Project, together with evidence satisfactory to Lender that Borrowers have obtained all permits and approvals necessary to allow Borrowers to proceed with the construction of the Project in accordance with the Plans and Specifications.

                  4.4 INSURANCE. Borrowers shall have provided Lender with evidence acceptable to Lender of the insurance required to be maintained under any of the Loan Documents, which insurance shall be in form and amount, and issued by companies satisfactory to Lender.

                  4.5 THIRD PARTY CONTRACTS. Lender shall have received and approved all engineer's or architects' contracts, the general contractor's
contract,   and  such  other  contracts  as  Lender  may  require   relating  to
construction of the Project, and a list of all known and contemplated contractors used for development of the Project.

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                  4.6  UTILITIES.  Borrowers  shall  have  delivered  to  Lender evidence satisfactory to Lender that all utilities, including water, electric, gas and telephone, and all storm and sanitary sewer drainage facilities are available at the Property for utilization by Borrowers for the development and use of the Project, and that the respective lines and treatment or generating plants are of adequate size and capacity to serve the Project.

                  4.7  SURVEY.  At  Lender's   request,   Borrowers  shall  have
delivered to Lender a current survey, in a form acceptable to Lender, showing the Property to be free from encroachment and otherwise acceptable to Lender.

                  4.8 SOIL TESTS, ENVIRONMENTAL REPORT. Borrowers shall have delivered to Lender copies of all soil analysis reports, all soil compaction tests, all environmental reports or statements, and all other tests prepared or performed with respect to the Project, all of which shall be satisfactory to Lender in form and content.

                  4.9 FEES AND EXPENSES. Borrowers shall have paid all legal, appraisal, and inspection fees; title insurance and survey costs; recording and filing fees; real estate commissions; hazard and liability insurance and property taxes on the Property; and any and all other charges or expenses incurred by Lender in connection with the Loan or the preparation of the Loan Documents. Borrowers shall indemnify and hold Lender harmless against any and all claims for such fees, charges, commissions, taxes, or other expenses of any kind in any way connected with the Loan.

         5. AUTHORITY DOCUMENTS.

                  5.1 ORGANIZATIONAL DOCUMENTS. Atlantis shall have provided Lender with a certified copy of its charter documents and bylaws.

                  5.2 GOOD STANDING CERTIFICATES. Atlantis shall have provided Lender with a good standing certificate issued by the Secretary of State of Texas.

                  5.3 RESOLUTIONS AND CONSENTS. Borrowers shall have provided Lender with a certified resolutions and/or consents authorizing Atlantis to enter into the Loan Documents.

                  5.4   REPRESENTATIONS.   All  representations  and  warranties
contained in this Agreement and all of the other Loan Documents shall be true, correct and complete.

                  5.5 DELIVERY OF LOAN DOCUMENTS. Borrowers shall have executed and delivered to Lender all Loan Documents required by Lender, including, without limitation, an indemnity regarding hazardous substances and building laws, and such other documentation as Lender may require to carry out the provisions and purposes of this Agreement and the Loan.

                  5.6 OTHER CONDITIONS. Borrowers shall have fulfilled each and every other condition to closing set forth in SCHEDULE 1 attached hereto, or of which Borrowers were otherwise advised by Lender.

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         6. CONSTRUCTION DRAWS.

                  6.1 DRAW PROCEDURES. Borrowers shall make periodic Draw requests at such frequency as Lender, in its sole discretion, may allow, which shall cover all amounts being requested hereunder, by providing Lender with all necessary Draw Affidavits, accompanied by all information, authorizations, and documents as Lender may request. If Lender is satisfied, based on its own inspections and other reliable information, that the development of the Project is progressing satisfactorily and in conformance with all applicable Laws and other requirements, and all other conditions to Draws set forth in this Agreement have been satisfied, including each of the conditions set forth in
Section 4 above, Lender will disburse the requested Draw into an account of Borrowers. Lender shall not be required to fund any Draw unless, on the date such Draw is requested and to be made, Borrowers has fulfilled the following requirements to the satisfaction of Lender: (i) all other funds that are to be contributed or obtained from parties other than Lender and Borrowers have been funded as is provided for in the Budget; (ii) all representations and warranties contained herein or in any of the other applicable Loan Documents shall be true and correct; and (iii) Borrowers shall be in full compliance with all terms, conditions and covenants herein and in all of the applicable Loan Documents.

                  6.2 PROJECT INFORMATION. Borrowers shall provide all information requested by Lender, in form and content satisfactory to Lender, prior to any Draw hereunder, including without limitation: appraisals, surveys, recorded plats, Plans and Specifications, copies of all applicable permits and governmental approvals obtained for the Project, copies of all recorded declarations or covenants affecting the Project, insurance policies in form and amount acceptable to Lender and issued by insurance companies acceptable to Lender, environmental audits, project budgets, borrowing resolutions, evidence of corporate or other status; current contractor's licenses; lien waivers or subordinations; evidence of all required surety bonding and insurance coverages, and all other documents and information that Lender may require.

                  6.3 DRAW AMOUNTS. The allowed amount of each Draw shall be determined, at Lender's option: (i) by Lender's review of receipted invoices provided by Borrowers and Lender's confirming physical inspection, (ii) on a percentage completion basis with reference to the schedules included in the applicable approved budget, as established by a physical inspection of the construction conducted by Lender or its agent (or, at Lender's sole discretion, as disclosed by the information provided by Borrowers in the Draw Affidavit), or
(iii) by a combination of the foregoing methods. Lender shall make Draws only for the categories and line items set forth in the Budget. Borrowers shall have no right to reallocate costs or Loan proceeds between different line items or between categories without Lender's specific written approval. Lender shall require that Borrowers contribute any funds necessary to pay any portion of Eligible Costs incurred to the date of Borrowers' Draw request that are not covered by the applicable Draw. Draw inspections will be made by Lender personnel or by a third-party architect/engineer, as required by Lender. Borrowers shall pay inspection costs on demand. Date down endorsements to title insurance policies and/or lien releases may be required as a condition to making any Draw. Lender may also require the establishment or replenishment of any interest reserve account prior to making any Draw.

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                  6.4 APPLICATION OF DRAWS. Lender shall have the right, but not the obligation, to disburse Loan proceeds directly to any unpaid supplier of labor, materials, equipment, services, or supplies whose claim has or may become a lien against the Property, or to require that Draws be made in the form of dual-payee checks or other restricted form of transfer.

                  6.5 INSPECTIONS. Borrowers will cooperate with Lender in arranging for inspections by representatives of Lender or any third-party consultant retained by Lender of the progress of the construction from time to time, including an examination of (i) the improvements, (ii) all materials to be used in the construction, (iii) all Plans and Specifications that are or may be kept at the construction site, (iv) any contracts, bills of sale, statements, receipts or vouchers in connection with the improvements, (v) all work done, labor performed, materials furnished in and about the Project, (vi) all books, contracts and records with respect to the Project, and (vii) any other Construction Documents. Borrowers shall cooperate with Lender to enable Lender to perform its functions hereunder and will promptly comply with Lender's requirements and correct any deficiency regarding the construction of the Project or the progress thereof. Borrowers shall pay a reasonable and customary inspection fee for each inspection conducted by Lender or any third-party consultant retained by Lender. The inspection fees shall be payable with the Draw for which the inspection is conducted.

                  6.6 PROJECT COMPLETION AND DEADLINE FOR DRAWS. The Project must be substantially completed within twelve (12) months from the date hereof and Lender shall not be obligated to fund any Draw requests which are submitted after April 1, 2007.

         7. MANNER OF CONSTRUCTION.

                  7.1 CONFORMANCE WITH PLANS AND LAWS. All work shall be performed and the Project be constructed in a good and workmanlike manner, free from all material defects in materials or workmanship. Construction shall conform to the Plans and Specifications and all federal, state, and local laws, ordinances, regulations, and rules relating to the construction and operation of the Property ("LAWS"), including, without limitation, all building, zoning, planning, subdivision, fire, traffic, safety, health, disability, labor, discrimination, environmental, air quality, wetlands, shoreline, and flood plain laws, ordinances, regulations and rules. The Laws shall also include all government and private covenants, conditions and restrictions applicable to the Property. Prior to any Draw hereunder, Lender may require Borrowers to supply evidence satisfactory to Lender that it has complied with the Plans and Specifications and the requirements of all Laws.

                  7.2 RIGHT OF ENTRY. Lender or its agents shall at all times have the right to enter upon the Property during the period of construction. If the construction work is not satisfactory to Lender, Lender shall have the right to stop such work and order its replacement, whether or not the unsatisfactory work has theretofore been incorporated in the improvements.

                  7.3 RIGHTS IN PERSONAL PROPERTY. No materials, equipment, fixtures, or any other part of such improvements or apparatus to be used in connection therewith shall be purchased and/or installed under conditional sale agreements or other arrangements wherein the right is reserved or may accrue to anyone to remove and/or to repossess any such items.

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                  7.4 NO CHANGES IN THE CONSTRUCTION DOCUMENTS.  Borrowers shall make no changes in the Plans and Specifications or the other Construction Documents after the same have been approved by Lender without first obtaining the written consent of Lender to such changes.

                  7.5   LENDER'S   RIGHT  TO  COMPLETE   CONSTRUCTION.   If  (i)
construction is at any time abandoned, discontinued, or not carried on with reasonable dispatch; (ii) the work is not properly performed as determined by Lender and such failure is not corrected within fifteen (15) days from the date of written notice from Lender (both (i) and (ii) constituting additional Events of Default hereunder); or (iii) an Event of Default otherwise occurs under the Loan Documents, then Lender may, at its option and in addition to any and all other remedies available to Lender under the Loan Documents, without further notice, take possession of the Property and enter into contracts for or proceed with the finishing of such improvements according to the Plans and Specifications and pay the cost thereof.

                  7.6 RECORDED COVENANTS. Borrowers shall submit to Lender a copy of any declaration of covenants, conditions, and restrictions, or any other restrictive covenants or amendments thereto affecting the Property and obtain Lender's approval of any such declarations, covenants, or amendments prior to recording.

                  7.7 ACTIONS REQUIRED BY LIEN LAWS. Borrowers shall take all steps necessary under the laws of Texas to prevent or shorten the time for the assertion of claims or liens against property securing Borrowers' obligations to Lender or any part thereof or right or interest appurtenant thereto, or of claims against Lender or any Loans made hereunder.

                  7.8 COSTS INCURRED BY LENDER. Borrowers shall be liable to Lender for all sums paid or incurred by Lender in finishing the improvements or otherwise protecting its security hereunder, whether the same shall be paid or incurred pursuant to the provisions of this Section 6 or otherwise in accordance with the Loan Documents, and all payments made or liabilities incurred by Lender of any kind whatsoever shall be paid by Borrowers to Lender upon demand, together with interest at the default rate under the Note to the date of payment to Lender, and all of the foregoing sums, including interest thereon, shall be deemed advances by Lender to protect its security, separate and distinct from advances of proceeds of the Loan, and shall be evidenced and secured by the Deed of Trust and the other Loan Documents.

         8. GENERAL REPRESENTATIONS AND WARRANTIES. Borrowers, as of the date of execution hereof and as of the date of each request for a Draw hereunder, represent and warrant to Lender that:

                  8.1 PAYMENT OF TAXES AND PROPER BOOKS AND RECORDS. Borrowers have filed all required tax returns and paid all federal and state taxes, FICA payments, and similar taxes now due and owing, and maintains proper books and records relating to all Borrowers' operations.

                  8.2 NO LIENS OR  ENCUMBRANCES.  There are no claims for social
security,   unemployment  compensation,   unpaid  taxes,  construction  work  or
materials, or other obligations

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to or claims by any governmental body or any private person, firm,  corporation, or other entity that are or could become liens upon the Property.

                  8.3 CONDEMNATION. Borrowers have not received any notice of any eminent domain or condemnation proceeding that in any way affects the Property or the Project and, to the best of Borrowers' knowledge, no such action or proceeding is pending or threatened.

                  8.4 IMPROVEMENT DISTRICT. The Property is not situated within any metropolitan, local, special, or other improvement district and Borrowers have no knowledge of any proposal under which the Property or the Project is to be placed in any such improvement district. Borrowers shall not consent or agree to the inclusion of the Property in an improvement district of any kind without the written consent of Lender so long as any portion of the Loan remains unpaid.

                  8.5 ACCESS. The Property has full and free access to and from public highways, streets, and/or roads, and Borrowers have no knowledge of any fact or condition that would result in the termination of such access.

                  8.6 EXISTENCE AND AUTHORITY. Atlantis is duly organized, validly existing, and in good standing under the laws of Texas. Borrowers have taken all necessary action relating to the authorization, execution, delivery and performance of this Agreement and the other Loan Documents, and this Agreement and all related documents, when executed and delivered, will be valid and enforceable against Borrowers in accordance with their terms.

                  8.7 LITIGATION. There are no pending or threatened actions or proceedings by or against Borrowers before any court or administrative agency, federal, state, or local, that might have a material adverse effect on Borrowers or their ability to perform under this Agreement or the related Loan Documents.

                  8.8 FINANCIAL STATEMENTS; TAXES; INDEBTEDNESS.  Borrowers have furnished to Lender (i) current financial statements and (ii) such other financial information as may be required hereunder, and such information fairly presents the financial condition of Borrowers as of the applicable date and the results of their operations for the applicable period, and since such date there has been no material change in such Borrowers' condition or operations. Borrowers have filed all federal, state, and other tax returns required to be filed by them. The IRS has not asserted any liability for taxes in excess of those already paid by each Borrowers and their assets are free of any federal or state tax liens. Neither Borrower has indebtedness in existence as of the applicable date other than the indebtedness reflected on the financial statements referred to above, except as has been disclosed in writing to Lender.

                  8.9 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and all other Loan Documents will not violate the provisions of any applicable law, order or regulation of any governmental authority having jurisdiction over Borrowers, and will not conflict with or result in a breach of any of the terms, conditions or provisions of Atlantis's organizational documents or any other agreement or instrument to which Borrowers are a party, or result in the creation or imposition of any lien, charge or

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encumbrance  of any nature  whatsoever  upon any of the  properties or assets of
Borrowers, except for the security interests created hereunder.

                  8.10 BUSINESS LOCATION. Borrowers keep all of their records pertaining to their assets and accounts at the office located at the address indicated on page one of this Agreement, which address is either Borrowers' principal place of business or the place of business from which Borrowers manage the main part of their business operations. Borrowers shall give Lender prior written notice of any change in such location or the location of any asset in which Lender has a security interest.

                  8.11 OFAC. Neither Borrower is (or will be) a person with whom Lender is restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury of the United States of America (including, those Persons named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Borrowers hereby agree to provide Lender with any additional information that Lender may deem necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities.

         9. AFFIRMATIVE COVENANTS. While any sums remain outstanding hereunder, Borrowers will:

                  9.1 NO LIENS. Make all necessary payments so that at all times the Property shall be completely free of any lien or claim of any governmental department or agency or of any private person, firm, or corporation not specifically permitted by Lender in writing and that no stop notice is served upon Lender. Borrowers shall, upon request, furnish full information to Lender and permit inspection of its books and records by Lender, so as to satisfy Lender of full compliance with the provisions of this paragraph.

                  9.2 LEGAL ENTITY, BUSINESS, ETC. (a) Maintain the existence of Atlantis as a corporation and preserve in full force and effect all its rights and franchises having a material effect upon its business or the ownership of its properties; and (b) give prompt notice to Lender of any material change in Borrowers' business or financial position, any change in any location where Borrowers' accounts and/or assets are to be maintained, the location of any new places of business of Borrowers and the changing or closing of any of their existing places of business, and any change in Borrowers' name.

                  9.3 FINANCIAL REPORTS, INFORMATION. Furnish to Lender all reasonably available information concerning the condition of Borrowers and their current operations, including balance sheets and income statements and such other financial information at such reasonable times as Lender may require, but in no instance less often than annually. Such information shall be certified by a duly authorized officer or agent of Borrowers

                  9.4 INSPECTION. Permit any authorized representative of Lender to visit Borrowers' business location and project sites and to inspect and make copies of its books, accounts, and records and to discuss its business, finances, and accounts with its officers and authorized representatives. Borrowers acknowledge that Lender has the right to perform collateral audits on a regular basis.

                  9.5 PAYMENT OF TAXES. Pay all taxes, assessments, and governmental charges upon Borrowers or levied against any of its properties prior to the date on which penalties will attach, unless and to the extent the same shall be contested in good faith and by appropriate lawful proceedings by Borrowers.

                  9.6 USE OF PROCEEDS. Use each Draw hereunder only for payment of the Eligible Costs on the Project for which that Draw is approved and for no other purpose.

                  9.7   COMPLIANCE   WITH  LAWS.   Comply  with  all  applicable
requirements (including applicable Laws) of any governmental authority having jurisdiction over Borrowers, the Project, and the Property.

                  9.8 FURNISHING NOTICES. Provide Lender with copies of all material notices pertaining to the Project or the Property that are received by Borrowers, including notices from any governmental authority or insurance company, within seven (7) days after such notice is received.

         10. NEGATIVE COVENANTS. While any sums remain outstanding hereunder, Borrowers will not, without Lender's prior written consent:

                  10.1   INDEBTEDNESS.   Incur   indebtedness  other  than:  (i)
indebtedness owed to Lender or to any affiliate of Lender; (ii) unsecured current indebtedness incurred in the ordinary course of business; (iii) purchase money secured indebtedness for equipment acquired in the ordinary course of business; (iv) indebtedness secured by liens permitted hereby; and (v) indebtedness for taxes, assessments, and governmental charges permitted hereby.

                  10.2 LIENS AND ENCUMBRANCES. Create or permit to exist any mortgage, pledge, lien, or other encumbrance with respect to any of its assets, or acquire any property subject to or upon any conditional sales or other title retention contract, except as contemplated hereunder or otherwise agreed to by Lender in writing, and except for the following permitted liens: (i) liens for taxes, assessments, and governmental charges not delinquent or being contested in good faith; (ii) liens of the kinds arising in the ordinary course of business of Borrowers in respect to obligations unrelated to the Project that are not due or being contested in good faith; (iii) liens in respect to judgments against Borrowers for which Borrowers have posted a bond or otherwise secured payment in a manner acceptable to Lender as provided in Section 10.4 below and with respect to which Borrowers shall, in good faith, be prosecuting an appeal or proceeding for review, and a stay of execution shall have been secured; (iv) liens in respect of indebtedness owed to Lender or to any affiliate of Lender; and (v) liens that do not affect property securing any indebtedness to Lender.

                  10.3 GUARANTEES. Guarantee or otherwise become a surety with respect to the obligations of any other person, firm, or corporation, except by endorsement of negotiable instruments for collection in the ordinary course of business.

                  10.4 ASSIGNMENT OR SALE OF ASSETS. Assign or sell any of their assets, except in the ordinary course of its business consistent with past practices or in connection with any indebtedness consented to by Lender.

         11. EVENTS OF DEFAULT.

                  11.1 EVENTS OF DEFAULT DEFINED. Borrowers shall be in default under this Agreement upon the occurrence of any one or more of the events of default described below (each an "EVENT OF DEFAULT"): (i) failure to pay any principal reduction or interest payment when and as the same shall become due and payable under any of the Loan Documents or under any other indebtedness of Borrowers to Lender, whether at its scheduled payment date or otherwise; (ii) any representation or warranty made now or hereafter by any Borrowers pursuant to this Agreement or any other Loan Document, or any statement, report, or certificate provided to Lender by any Borrowers in connection therewith, proves to be false in any material respect, (iii) Borrowers fail to perform any other term, provision, or covenant in this Agreement or in any other Loan Document and any applicable cure period for such non-performance has elapsed, or an Event of Default otherwise occurs as defined under any of the other Loan Documents; (iv) any individual Borrower shall die or become incapacitated; (v) Borrowers shall become involved in financial difficulties as evidenced by failing generally to pay debts as they become due, or filing a petition under any chapter of the Bankruptcy Code, or filing any answer or admission asking for such relief, or making an assignment for the benefit of creditors, or consenting to the appointment of a trustee or receiver for all or a major portion of such party's assets, or the entry of an order for relief against such party as a debtor under any chapter of the Bankruptcy Code, or the entry of a court order appointing a receiver or trustee for all or a major portion of such party's property without its consent, which order shall not be vacated or stayed within forty-five (45) days of its entry; or (vi) Borrowers shall fail within 90 days from the date hereof to deposit pursuant to an escrow agreement approved by Lender all of the formulas, manufacturing procedures and specifications, including details on all raw material suppliers and specifications for the raw materials relating to the skin care products described in the Consulting Agreement between Lender and Borrowers.

                  11.2 REMEDIES. Upon the occurrence of any Event of Default, Lender shall have no obligation to make further disbursements hereunder and any and all liabilities of Borrowers to Lender may be accelerated and the outstanding principal balance of the Loan become immediately due and payable, at Lender's option, without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or notice of any kind, all of which are hereby expressly waived by Borrowers (unless prohibited by applicable law). Lender may exercise, at its option, any of the rights and remedies available to it hereunder or otherwise available under law or equity, including without limitation, electing (i) to perform any defaulted covenant or provision to such extent as Lender shall elect in its sole discretion, and/or to disburse funds under any Note for such purpose (including, without limitation, payment of insurance premiums, taxes, or assessments), which amounts, together with interest thereon from the disbursement date until paid at a rate per annum equal to the rate of interest payable for the same period applicable to the Note, shall be secured by the Construction Deed of Trust; (ii) to take control of any or all collateral; (iii) to exercise all rights and remedies of Lender under this Agreement, under any other Loan Documents, and under applicable law.

                  11.3 PAYMENT OF EXPENSES. Borrowers shall pay all costs and expenses of Lender in connection with the closing, and funding of the Loan and the preparation, negotiation, execution, and delivery of the Loan Documents or otherwise related to the Loan,, as well as any amendments, modifications, consents, or waivers relating thereto, including, without limitation, attorneys' fees and costs, upon demand by Lender. In addition, Lender shall be entitled to recover any reasonable costs and expenses incurred in connection with the preservation of rights under and enforcement of the Loan Documents, or the protection of its collateral thereunder, whether or not any lawsuit is commenced, in all such cases including, without limitation, reasonable attorneys' fees and costs, and all such fees and costs incurred by Lender in connection with any bankruptcy proceeding affecting the Loan or Lender's security therefor in any manner.

                  11.4 UNAUTHORIZED LIENS OR ENCUMBRANCES. If any claim of lien is filed or recorded, or any stop notice or other notice of lien is served upon Lender, in connection with any other portion of the Property, or if a judgment or other encumbrance is placed against any such property, it shall constitute an Event of Default unless Borrowers, within twenty (20) days of written notice by Lender to Borrowers of the existence of such claim, lien or encumbrance: (i) pay the related judgment or claim and obtains the release and satisfaction of such lien, claim of lien, judgment or encumbrance, (ii) obtains the release of such lien, judgment or other encumbrance by recording and/or serving a surety bond in accordance with applicable law; or (iii) provide Lender with a bond or such other security or assurance as Lender, in its sole discretion, may require, in an amount equal to at least 150% of the amount of the lien, claim of lien, judgment or other encumbrance, to ensure payment of the lien, claim of lien, judgment or other encumbrance or otherwise protect Lender and the affected property. If Borrowers do not resolve the lien, claim, stop notice, judgment, or other encumbrance in a manner satisfactory to Lender within said twenty (20) days, Lender may, at its option, disburse proceeds from the Loan to pay such lien, claim of lien, judgment or other encumbrance; withhold from subsequent
Draws an amount equal to up to 150% of the amount of the encumbrance; or exercise any other rights and remedies available to Lender upon the occurrence of an Event of Default. Lender's rights under this paragraph shall not be affected by any claim of Borrowers that the lien, claim, stop notice, judgment or other encumbrance is invalid, it being understood that the decision of the Lender to pay or withhold is to be made by Lender in its sole discretion, subject only to Borrowers' right to provide a bond or other security satisfactory to Lender as provided above.

                  11.5 OFFSET RIGHTS. Lender may take from any funds of Borrowers in their possession at any time or, at the option of Lender, from any of the proceeds of the Loan, any amounts that Borrowers has agreed to pay or is liable for under any of the Loan Documents, but Borrowers shall nevertheless remain liable to Lender until all obligations provided for in this Agreement have been fully paid and discharged, notwithstanding Lender may not have elected to take payment from such funds. In addition, the Borrowers hereby grant to Lender a contractual security interest in and hereby assign, convey, pledge or transfer to Lender all Borrowers' right, title and interest in and to Borrowers' accounts with Lender and any and all other obligations of Borrowers to Lender including, but not limited to, all obligations under that certain Consulting Agreement among the parties dated March ___, 2006 ("Consulting Agreement") and Borrowers authorize Lender to the extent permitted by applicable law to charge or set off all funds against any and all such accounts and Consulting Agreement.

                  11.6 DISCLAIMER OF LIABILITY. The execution of this Agreement or any of the other Loan Documents by Lender and Borrowers does not constitute a joint venture and no provision of this Agreement or any of the other Loan Documents is made or shall be construed for the benefit of any third party. Borrowers have accepted and hereby accepts the sole responsibility for the selection of its own contractors, subcontractors, and all materials, supplies, and equipment to be used in the development and construction work at the Property, and Lender assumes no responsibility to Borrowers, any contractors, subcontractors, or any other person for the completion of the improvements or for the quality thereof, nor does Lender assume any responsibility for the application of Draws or payment of contractors, subcontractors, or suppliers. Inspection by Lender of development and construction work is for the purpose of protecting the security of Lender and is not to be construed as a representation by Lender that such work will be free from faulty material or workmanship. In no event shall Lender be liable to Borrowers for punitive, exemplary or consequential damages, including, without limitation, lost profits, whatever the nature of a breach by Lender of its obligations under this Agreement or any of the Loan Documents, and Borrowers waive all claims for punitive damages.

                  11.7 REQUIRED NOTICE OF DEFAULT TO LENDER. Lender shall not be in default under this Agreement, or under any other Loan Documents, unless a written notice specifically setting forth the claim of Borrowers shall have been given to Lender within three (3) months after Borrowers first had knowledge of the occurrence of the event that Borrowers allege gave rise to such claim and Lender does not remedy or cure the default, if any, promptly thereafter. Borrowers waive any claim, set-off or defense against Lender arising by reason of any alleged default by Lender as to which Borrowers do not give such notice as set forth herein. Borrowers acknowledge that such waiver is or may be essential to Lender's ability to enforce its remedies without delay and that such waiver therefore constitutes a substantial part of the bargain between Lender and Borrowers with regard to the Loan.

                  11.8 CONSENT TO LOAN PARTICIPATION AND/OR TRANSFER AS SECURITY. Borrowers agree and consent to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender and/or the assignment of all of Lender's rights to any other party as security for Lender's obligations to such third party. Lender may provide, without any limitation whatsoever, to any one or more potential purchasers or transferees, any information or knowledge Lender may have about Borrowers or about any other matter relating to the Loan, and Borrowers hereby waive any rights to privacy either may have with respect to such matters. Borrowers also agree that the purchasers of any such participation interests or transferees will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests or other agreements with any transferees. Borrowers further waive all rights of offset or counterclaim that they may have now or later against Lender or against any purchaser of such a participation interest or other transferee and unconditionally agrees that either Lender or such purchaser or other transferee may enforce Borrowers' obligations under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrowers further agree that the purchaser of any such participation interests or transferees may enforce its interests irrespective of any personal claims or defenses that Borrowers may have against Lender.

         12. GENERAL PROVISIONS.

                  12.1 CAPTIONS, SEVERABILITY. Captions and headings are used for convenience only and are not intended to modify or limit the textual provisions of this Agreement. If any one or more provisions of this Agreement are determined to be invalid, illegal, or unenforceable, such unenforceability shall not affect the other provisions thereof.

                  12.2 NOTICES. Any notice or demand to any Borrowers shall be deemed to have been given when mailed, first class, postage prepaid, or personally delivered to Borrowers at Borrowers' address set forth above, or to such other address as Borrowers may furnish in writing to Lender for such purpose.

                  12.3  GOVERNING  LAW.  This  Agreement   shall  be  construed,
interpreted, and enforced in accordance with the laws of the state of Texas without regard to its conflicts of law principles.

                  12.4 JURISDICTION AND VENUE. Each Borrower agrees that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the City of Dallas, Texas. Each Borrower hereby waives any right he or it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Paragraph 11.4 and stipulates that the state and federal courts located in the City of Dallas, Texas shall have in personam jurisdiction and venue over each Borrower for the purpose of litigating any such dispute, controversy or proceeding arising out of or related to this Note. To the extent permitted by law, service of process sufficient for personal jurisdiction in any action against each Borrower may be made by registered or certified mail, return receipt requested, to the addresses indicated in the Loan Agreement. Nothing herein shall limit the right of Lender to maintain a legal proceeding in the State of Texas at its option.

                  12.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement is intended to set forth the entire and final agreement of the parties concerning the subject matter hereof. This Agreement may not be amended or modified except by written agreement of the Borrowers and Lender.

                  12.6 PUBLICITY. If Lender desires, it may announce and publicize the fact that it is providing financing, and may (at Lender's expense) place signs on the Property, as long as such property remains subject to the Lender's security interest.

                  12.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Lender                          Klinger Advanced Aesthetics, Inc.


                                         By: /s/ Richard Rakowski
                                             --------------------------


         Borrower                        Atlantis Laboratories, Inc.


                                         By: /s/ Mark Potter, President
                                             ---------------------------
                                                  Mark Potter

         Borrower                        /s/ Mark Potter
                                         -------------------------------
                                         Mark Potter, individually

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

         BEING 9.000 ACRES OF LAND IN THE W.S. ALLEN SURVEY, A-2, MONTGOMERY COUNTY, TEXAS, SAID 9.000 ACRES BEING OUT OF A CERTAIN 82.10 ACRE TRACT OF LAND DEED OF WHICH IS RECORDED IN VOLUME 524, PAGE 263, MONTGOMERY COUNTY DEED RECORDS, SAID
         9.000 ACRES BEING DESCRIBED MORE PARITCULARY AS FOLLOWS:

         BEGINNING at a 1" galvanized iron pipe found for the Southwest corner of the said 82.10 acre tract, the Northwest corner of the First Christian Church
5.7225 acre tract of land deed of which is recorded under County Clerk's File Number 8421004, Montgomery County Real Property Records, same being the Southwest corner of the herein described tract, and being 0.60 feet East of the East line of McDade Estates, Section 1, a Subdivision, map of which is recorded in Cabinet A, Sheet 12, Montgomery County Map Records;

         THENCE N. 16(degree) 06' 00" W., along the West line of the said 82.10 acre tract, generally 0.60 feet East of the East line of said McDade Estates for a distance of 803.59 feet to a 1/2" iron rod set for the Northwest corner of the herein described tract;

         THENCE S. 74(degree) 20' 15E E., leaving the West line of the 82.10 acre tract, across the 82.10 acre tract for a distance of 851.68 feet to a 1/2" iron rod set for the Northeast corner of the herein described tract, in the West line of State Highway Loop 336, (varying width right of way Vol. 1045, Pg. 385, M.C.D.R.);

         THENCE S. 08(degree) 57' 38" W., along the West line of said Loop 336 for a distance of 400.00 feet to a 4" x 4" TXDOT concrete monument found for the Southeast corner of the herein described tract, in the South line of the 82.10 acre tract, the North line of the said Church tract, from whence a 5/8" iron rod found inside a 1" iron pipe for the Southeast corner of the 82.10 acre tract bears N. 74(degree) 37' 54" E., 735.81 feet, a 4" x 4" TXDOT concrete monument found for the Northeast corner of the Church tract bears N. 74(degree) 37' 54" E., 5.55 feet;

         THENCE S. 74(degree) 37' 54" W., leaving the West line of Loop 336, along the South line of the 82.10 acre tract, the North line of the Church tract for a distance of 554.75 feet to the POINT OF BEGINNING and containing in all
9.000 acres of land.

                                   SCHEDULE 1

         The construction loan is for the development of a laboratory and manufacturing facility to be operated by Atlantis Laboratories, Inc. on certain land owned by Mark Potter in Conroe, Texas.

         It shall be a condition precedent to the obligation of Lender to honor Draw requests under the construction loan that (i) a Consulting Agreement between Lender and Borrowers has been duly executed, and (ii) all of the formulas, manufacturing procedures, specifications and details of all raw material suppliers and specifications for the raw materials relating to the skin care products described in the Consulting Agreement have been deposited in escrow, and verified pursuant to an Escrow Agreement approved by Lender.